THE PARK AVENUE PORTFOLIO®

Supplement dated May 17, 2006
To the Prospectus dated May 1, 2006

Effective May 17, 2006, the information under the heading "Fund Management – The Funds' Investment Advisers" is supplemented as follows:

Guardian Investor Services LLC (GIS), the investment adviser for all of the Funds in The Park Avenue Portfolio, except for the international and emerging markets funds, has agreed to acquire a 65 percent interest in RS Investment Management Co. LLC (RS), a privately held investment management firm with approximately $11.8 billion in assets under management. The transaction is subject to a number of conditions and is expected to close in the second half of 2006. In connection with the transaction, GIS has proposed for consideration by the Board of Trustees of The Park Avenue Portfolio a reorganization of each of the Funds of The Park Avenue Portfolio. Upon completion of each reorganization, RS would be the investment adviser for all of the Funds, while GIS would be either a sub-adviser and/or sub-administrator. Under the proposal, each of the Funds would be reorganized with a corresponding, newly created fund in the RS fund complex, with the exception of The Guardian UBS Small Cap Value Fund, which has been proposed to be reorganized with another existing fund managed by RS. For each of the Funds, other than The Guardian UBS Small Cap Value Fund, it is contemplated that the reorganization would not result in any changes in the Fund's portfolio manager(s). Each proposed reorganization, which includes the change to RS as investment adviser, is subject to approval by the Board of Trustees of The Park Avenue Portfolio, as well as shareholders of each Fund.